LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------
LETTER TO           Dear Shareholder:
SHAREHOLDERS
FEBRUARY 1998       We are pleased to report that the Fund gained 27.92% for the year, outperforming both the Lipper General U.S. Stock Funds average return of 24.26%, and the Lipper Growth Funds average return of 25.17%, but trailing the performance of the S&P 500 index return of 33.36%. The wide divergence of performance over the past several years between large stocks and small stocks continued in 1997 with the S&P 500 large stock index outperforming the Russell 2000 small stock index by over 10 percentage points. The performance of the Fund was impacted negatively by a somewhat smaller weighted market capitalization than the S&P 500. While rotation among sectors was evident during 1997, financial services, healthcare, utilities and energy services were the best performing market sectors. Materials and processing, producer durables, integrated oils and technology were the worst performing market sectors. The Fund's overweighting in pharmaceutical, medical device, and financial services companies had a positive impact on performance, while the underweighting in utilities and energy services had a negative impact on performance. The portfolio is underweighted relative to the S&P 500 in producer durables, or economy sensitive stocks that have been negatively affected by the events in South East Asia.

                    ADDITIONAL BENCHMARKS FOR THE LOU HOLLAND GROWTH FUND
                    To provide our shareholders with a better representation of the stocks in our Fund, we would like to introduce two additional performance benchmarks, the Russell 1000 Growth Index and the Russell Mid-Cap Growth Index. The Russell 1000 Growth Index measures the performance of those companies within the 1,000 largest U.S. market capitalization companies with higher price-to-book and higher forecasted earnings growth rates. The Russell Mid-Cap Growth Index measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index. We will continue to provide the S&P 500 Index which is a broad-based stock market index that is more representative of the overall market.

                    MARKET REVIEW & OUTLOOK
                    Concerns regarding the strength or weakness of the economy and its effect on interest rates and inflation permeated the investment landscape in 1997. These concerns were reflected by a dramatic increase in volatility, with the Dow Jones Industrial average rising or falling 1% or more from the previous day's close 80 times during the year, more than doubling the average of the 5 previous years, and the highest level since the bear market in 1990. The second quarter began with a 9-10% correction in mid-April, but ended with the strongest quarterly equity performance in a decade. The fourth quarter began with a correction of greater than 10% caused by a collapse in the Asian stock and currency markets. However the market bounced back in November and December as investor fears were relieved by the possibility of lower interest rates and the view that the U.S. economy would not be significantly affected by the problems in Asia. Despite the volatility experienced during 1997, most of the major large capitalization indexes were up 30% or more. This is the first time in history that stocks returned 20% or more for three consecutive years.

                    We believe that corporate earnings growth will be the driver of common stock performance in 1998. While S&P 500 corporate operating earnings of 11% in 1997 are well below their mid-1995 peak of over 20%, we expect 1998 S&P 500 earnings to increase by only 8%, consistent with our expectations for 1998 stock market returns. During 1998, we do not expect any Price/Earnings (P/E) ratio expansion above the current historically high levels of over 20x; however we do not believe that P/E's will contract materially in 1998. Historically, whenever there has been a sustained period of low inflation, which occurred from 1952-1965, and 1992-present, P/E ratios have been high. We believe that inflation risk remains low in 1998; however we do have some concern as to how much corporate earnings will be affected by the events in Asia.

                    Low inflation and a shrinking supply of U.S. Government bond offerings as a result of the expected balanced budget should bode well for the bond market and the stock market in 1998. The supply and demand equation should also continue to be favorable for U.S. equities, with continued strength in both mutual fund demand and strong foreign demand, because of the strong U.S. dollar and foreign investor underweighting in U.S. equities. The supply side of the equation is likely to be reduced by continued mergers and acquisitions. In 1997 there were 9,838 transactions with a dollar value of over 1 trillion dollars.

                    While we expect continued volatility over the next 6-8 months, we want to reaffirm our long-term bullish outlook for stocks, but believe investors will have to reduce their performance expectations to historical rates of return versus the high rates of return achieved over the last 15 years.

                    Sincerely,



                    /s/ Louis A. Holland
                    Louis A. Holland
                    President


LINE CHART:
                                        RUSSELL
                 GROWTH                 1000
                 FUND      S&P 500      GROWTH

4/29/96          10000     10000        10000
6/30/97          10520     10297        10363
9/30/96          10910     10615        10737
12/31/96         11462     11500        11385
3/31/97          11329     11809        11447
6/30/97          13355     13870        13611
9/30/97          14210     14909        14635
12/31/97         14663     15337        14857


THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of those companies within the 1,000 largest U.S. market capitalization companies with higher price-to-book and higher forecasted earning growth rates.

RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

       Average Annual Rate of Return for the Year Ended December 31, 1997
                                          YEAR ENDED                  SINCE
                                       DECEMBER 31, 1997             INCEPTION
Lou Holland Growth Fund                     27.92%                    25.69%
S&P 500                                     33.36%                    29.11%
Russell 1000 Growth Index                   30.50%                    26.68%
Russell Mid-Cap Growth Index                22.54%                    16.43%

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
   Investments, at value
     (cost $4,077,866)                    $5,356,783
   Receivable for securities sold             13,690
   Deferred organization charges              51,010
   Dividends and interest receivable           7,256
   Other assets                                4,428
                                          ----------
   Total Assets                            5,433,167
                                          ----------

LIABILITIES:
   Payable for securities purchased           93,330
   Payable to Investment Manager               3,531
   Accrued expenses and other
     liabilities                              36,390
                                          ----------
   Total Liabilities                         133,251
                                          ----------

NET ASSETS                                $5,299,916
                                          ==========

NET ASSETS CONSIST OF:
   Capital stock                          $4,049,020
   Undistributed net realized
     loss on investments                     (28,021)
   Net unrealized appreciation
     on investments                        1,278,917
                                          ----------
   Total Net Assets                       $5,299,916
                                          ==========

Shares outstanding (no par,
   unlimited shares authorized)              373,701

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                                  $14.18
                                          ==========

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
   Dividend income*                        $ 46,411
   Interest income                           11,122
                                          ---------
   Total Investment Income                   57,533
                                          ---------

EXPENSES:
   Investment management fee                 35,757
   Administration fee                        26,917
   Shareholder servicing and
     accounting costs                        43,239
   Custody fees                              10,644
   Federal and state registration             5,073
   Professional fees                         16,014
   Amortization of deferred
     organization charges                    16,783
   Reports to shareholders                   14,986
   Other                                      7,299
                                          ---------
   Total expenses before
     reimbursement                          176,712
   Less: Reimbursement from
     Investment Manager                    (119,921)
                                          ---------
   Net Expenses                              56,791
                                          ---------

NET INVESTMENT INCOME                           742
                                          ---------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments          29,248
   Change in unrealized appreciation
     on investments                         944,164
                                          ---------
   Net realized and unrealized gain
     on investments                         973,412
                                          ---------

NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                              $974,154
                                          =========

* NET OF FOREIGN TAXES WITHHELD              $  484
                                          =========

See notes to the financial statements.

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                         APRIL 29, 1996 (1)
                                                      YEAR ENDED               THROUGH
                                                   DECEMBER 31, 1997      DECEMBER 31, 1996
                                                  ------------------     ------------------
OPERATIONS:
   Net investment income                                 $    742               $    612
   Net realized gain on investments                        29,248                  7,076
   Change in unrealized
     appreciation on investments                          944,164                334,753
                                                       ----------             ----------
   Net increase in net assets
     from operations                                      974,154                342,441
                                                       ----------             ----------

DISTRIBUTIONS TO
   SHAREHOLDERS:
   From net investment income                             (12,160)               (12,338)
   From net realized gains                                (76,341)               (33,089)
                                                       ----------             ----------
                                                          (88,501)               (45,427)
                                                       ----------             ----------

CAPITAL SHARE
   TRANSACTIONS:
   Proceeds from shares sold                            1,781,372              2,879,746
   Shares issued to holders in
     reinvestment of dividends                             88,056                 45,427
   Cost of shares redeemed                               (315,836)              (361,516)
                                                       ----------             ----------
   Net increase in net assets from
     capital share transactions                         1,553,592              2,563,657
                                                       ----------             ----------


TOTAL INCREASE IN
   NET ASSETS                                           2,439,245              2,860,671


NET ASSETS:
   Beginning of period                                  2,860,671                      0
                                                       ----------             ----------
   End of period                                       $5,299,916             $2,860,671
                                                       ==========             ==========

CHANGES IN SHARES OUTSTANDING:
   Shares sold                                            139,462                281,119
   Shares issued to holders in
     reinvestment of dividends                              6,290                  4,027
   Shares redeemed                                        (25,637)               (31,560)
                                                       ----------             ----------
   Net increase                                           120,115                253,586
                                                       ==========             ==========

(1)  Commencement of operations.

See notes to the financial statements.

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS
                                                                         APRIL 29, 1996 (1)
                                                      YEAR ENDED               THROUGH
                                                   DECEMBER 31, 1997      DECEMBER 31, 1996
                                                  ------------------     ------------------
Per Share Data:

Net asset value, beginning of period                     $11.28                  $10.00
                                                         ------                  ------

Income from investment operations:
   Net investment income                                   0.00 (2)                0.00 (3)
   Net realized and unrealized
     gains on investments                                  3.14                    1.46
                                                         ------                  ------
   Total from investment operations                        3.14                    1.46
                                                         ------                  ------

Less distributions:
   Dividends from net
     investment income                                    (0.03)                  (0.05)
   Dividends from capital gains                           (0.21)                  (0.13)
                                                         ------                  ------
   Total distributions                                    (0.24)                  (0.18)
                                                         ------                  ------

   Net asset value, end of period                        $14.18                  $11.28
                                                         ======                  ======


Total return                                              27.92%                  14.62% (4)

Supplemental data and ratios:
   Net assets, end of period                         $5,299,916              $2,860,671

   Ratios of expenses to average net assets
     Before expense reimbursement                          4.19%                   6.50% (5)
     After expense reimbursement                           1.35%                   1.35% (5)

   Ratio of net investment income (loss)
     to average net assets
     Before expense reimbursement                         (2.83)%                 (5.11)% (5)
     After expense reimbursement                           0.02%                   0.04% (5)

   Portfolio turnover rate                                34.29%                  30.48%

   Average commission rate paid                          $0.0616                $0.0610

(1)  Commencement of operations
(2) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(3) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(4) Not annualized.
(5) Annualized.

See notes to the financial statements.

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND


SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

NUMBER OF                                     MARKET
SHARES                                         VALUE
---------                                   --------
            COMMON STOCKS - 98.4%
            AUTO & TRANSPORTATION - 1.2%
   1,000    Magna International, Inc. f     $ 62,813
                                            --------

            CONSUMER DISCRETIONARY - 12.7%
   2,000    American Management
             Systems, Inc. #                  39,000
   1,800    Carnival Corporation              99,675
     500    Walt Disney Company               49,531
   2,050    First Brands Corporation          55,222
   1,175    Home Depot, Inc.                  69,178
   2,575    Service Corporation
             International                    95,114
   1,200    Stewart Enterprises, Inc.         55,950
   4,275    Sunglass Hut International,
             Inc. #                           26,986
   2,250    Toll Brothers, Inc.#              60,187
   2,625    Viking Office Products, Inc. #    57,258
   1,700    Wal-Mart Stores, Inc.             67,044
                                            --------
                                             675,145
                                            --------

            CONSUMER STAPLES - 14.5%
    1,225   Albertson's, Inc.                 58,034
    1,075   Clorox Company                    84,992
      775   Colgate-Palmolive Company         56,962
      925   CVS Corporation                   59,258
    1,200   Gillette Company                 120,525
      600   International Flavors &
             Fragrances, Inc.                 30,900
    1,725   PepsiCo, Inc.                     62,855
    2,150   Philip Morris Companies, Inc.     97,422
    1,200   The Proctor & Gamble
             Company                          95,775
    3,275   Walgreen Company                 102,753
                                            --------
                                             769,476
                                            --------

NUMBER OF                                     MARKET
SHARES                                         VALUE
---------                                   --------
            FINANCIAL SERVICES - 18.5%
    1,050   American International
             Group, Inc.                   $ 114,187
    1,575   Automatic Data Processing, Inc.   96,666
      400   Citicorp                          50,575
    1,625   Concord EFS, Inc. #               40,422
    1,650   Federal Home Loan
             Mortgage Corporation             69,197
    2,150   Federal National
             Mortgage Association            122,684
    1,400   First Chicago NBD
             Corporation                     116,900
    1,025   First Commerce Corporation        68,931
    2,850   First Data Corporation            83,363
    1,400   MBIA, Inc.                        93,538
    3,150   Norwest Corporation              121,669
                                           ---------
                                             978,132
                                           ---------

            HEALTH CARE - 21.5%
    1,200   Abbott Laboratories               78,675
    1,175   Elan Corporation PLC ADR #        60,145
    1,200   Eli Lilly & Company               83,550
      900   Guidant Corporation               56,025
    1,650   Johnson & Johnson                108,694
    1,050   Medtronic, Inc.                   54,928
      975   Merck & Co., Inc.                103,594
    1,300   Novartis AG ADR                  105,618
    1,775   Pfizer, Inc.                     132,348
    1,650   Schering-Plough Corporation      102,506
    1,825   Smithkline Beecham PLC ADR        93,873
    2,100   Sola International, Inc. #        68,250
      725   Warner-Lambert Company            89,900
                                           ---------
                                           1,138,106
                                           ---------

            INTEGRATED OILS - 3.9%
      500   Amoco Corporation                 42,562
    1,400   Enron Corporation                 58,188
      625   Mobil Corporation                 45,117


See notes to the financial statements.

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

NUMBER OF                                     MARKET
SHARES                                         VALUE
---------                                   --------
            INTEGRATED OILS (CONTINUED)
    1,100   Royal Dutch Petroleum
             Company ADR                    $ 59,606
                                            --------
                                             205,473
                                            --------

            MATERIALS & PROCESSING - 3.0%
    2,000   Jacobs Engineering Group, Inc. #  50,750
    1,250   Kimberly-Clark Corporation        61,641
    1,525   Valspar Corporation               48,609
                                            --------
                                             161,000
                                            --------

            OTHER - 3.2%
    2,325   General Electric Company         170,597
                                            --------

                                             170,597
                                            --------
            OTHER ENERGY - 1.4%
      900   Schlumberger Limited              72,450
                                            --------
                                              72,450
                                            --------

            PRODUCER DURABLES - 1.5%
      900   Boeing Company                    44,044
      350   Grainger (W.W.), Inc.             34,016
                                            --------
                                              78,060
                                            --------

            TECHNOLOGY - 15.0%
    1,125   Cisco Systems, Inc. #             62,719
    1,612   Computer Associates
             International, Inc.              85,234
    2,900   Danka Business Systems PLC        46,219
    1,850   EMC Corporation #                 50,759
    1,650   Telefonaktiebolaget LM
             Ericsson ADR                     61,566
    1,850   Hewlett-Packard Company          115,625
    1,300   Intel Corporation                 91,325
      900   Lucent Technologies, Inc.         71,888
NUMBER OF                                     MARKET
SHARES                                         VALUE
---------                                   --------
            TECHNOLOGY (CONTINUED)
      600   Microsoft Corporation #         $ 77,550
      400   Network Associates, Inc. #        21,150
    2,575   Oracle Corporation #              57,455
    1,600   3Com Corporation #                55,900
                                         -----------
                                             797,390
                                         -----------

            UTILITIES - 2.0%
    2,000   GTE Corporation                  104,500
                                         -----------
                                             104,500
                                         -----------
            Total common stocks
             (cost $3,934,225)             5,213,142
                                         -----------
PRINCIPAL                                     MARKET
   AMOUNT                                      VALUE
---------                                   --------
            SHORT-TERM
             INVESTMENTS - 2.7%
            VARIABLE RATE DEMAND
             NOTES - 2.7%
$  80,855   General Mills, Inc.           $   80,855
   29,931   Johnson Controls, Inc.            29,931
   32,288   Pitney Bowes, Inc.                32,288
      567   Warner-Lambert Company               567
                                         -----------
            Total variable rate demand
             notes (cost $143,641)           143,641
                                         -----------

            Total investments - 101.1%
             (cost $4,077,866)             5,356,783
                                         -----------

            Liabilities in excess of
             other assets - (1.1%)           (56,867)
                                         -----------

            TOTAL NET ASSETS -
            100.0%                        $5,299,916
                                         ===========

#   Non-income producing security.
f   foreign security


See notes to the financial statements.

                                   LOU HOLLAND
-------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
1. ORGANIZATION            The Lou Holland Trust (the "Trust") was organized on
AND SIGNIFICANT            December 20, 1995, as a Delaware business trust and
ACCOUNTING                 is registered as a no-load, open-end diversified
POLICIES                   management investment company under the Investment
                           Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund").
                           The principle investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April
                           29, 1996.

                           The costs incurred in connection with the organization, initial registration and public offering of shares aggregated $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

                           The following is a summary of significant accounting policies consistently followed by the Fund.

                           a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                           b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

                           c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                           d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

                           f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

                           g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

-------------------------------------------------------------------------------
2. INVESTMENT              The aggregate purchases and sales of investments,
TRANSACTIONS               excluding short-terminvestments, by the Fund for the
                           year ended December 31, 1997, were $2,820,516 and $1,351,883, respectively. There were no purchases or sales of long-term U.S. Government securities.

                           At December 31, 1997, gross unrealized appreciation and depreciation of invest ments for tax purposes were as follows:

                           Appreciation                              $1,550,704
                           (Depreciation)                               (91,925)
                                                                     ----------
                           Net appreciation on investments           $1,458,779
                                                                     ==========

                           At the close of business on May 2, 1996, the partners of The Holland Fund, L.P. transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $243,721 of unrealized appreciation for tax purposes. As of December 31, 1997, the Fund realized $50,763 of the appreciation.

                           At December 31, 1997, the cost of investments for federal income tax purposes was $3,898,004.

-------------------------------------------------------------------------------
3. AGREEMENTS              The Fund has entered into an Investment Management
                           and Administration Agreement with Holland Capital
                           Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                           The Investment Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees.

                           HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

                           Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank holding company, serves as custodian, transfer agent, administrator and accounting services agent for the Fund.

                                   LOU HOLLAND
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                                   GROWTH FUND

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INDEPENDENT                To the Board of Trustees and Shareholders
AUDITORS'                  of the Lou Holland Growth Fund:
REPORT
                           We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the
                           "Fund"), including the schedule of investments, as of December 31, 1997, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 1997 and for the period from April 29, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Lou Holland Growth Fund at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year ended December 31, 1997 and for the period from April 29, 1996 to December 31, 1996 in conformity with generally accepted accounting principles.




                           DELOITTE & TOUCHE LLP
                           Chicago, Illinois
                           February 13, 1998

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                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P. and President, Treasurer, and Director, HCM Investments, Inc.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

KENNETH R. MEYER, Trustee
Executive Vice President and Managing Director
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Trust Company
Mutual Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Katten Muchin & Zavis
Washington, D.C.


LOU HOLLAND
GROWTH FUND


ANNUAL REPORT
December 31, 1997